                                                                     EXHIBIT 1.1

                                                           [LLG&M DRAFT 6/05/97]

                                2,853,089 SHARES
             (PLUS 427,963 SHARES TO COVER OVER-ALLOTMENTS, IF ANY)

                         THE SEIBELS BRUCE GROUP, INC.
                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                          June [  ], 1997

ADVEST, INC.
SCOTT & STRINGFELLOW, INC.
As Representatives (the "Representatives") of the Several Underwriters
Named in SCHEDULE I hereto
c/o Advest, Inc.
90 State House Square
Hartford, CT 06103

Dear Sirs and Mesdames:

    The Seibels Bruce Group, Inc., a South Carolina corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the several Underwriters named in SCHEDULE I hereto (the "Underwriters"), and certain shareholders of the Company (the "Selling Shareholders") named in
SCHEDULE II hereto severally propose to sell to the several Underwriters an aggregate of 2,853,089 shares (the "Firm Shares") of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), of which 1,000,000 shares are to be issued and sold by the Company and 1,853,089 shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in SCHEDULE II hereto. The Company and the Selling Shareholders are referred to collectively as the "Sellers."

    In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriters may, at the Underwriters' election and subject to the terms and conditions stated herein, purchase ratably in proportion to the amounts set forth opposite their respective names in SCHEDULE I hereto, up to 427,963 additional shares of Common Stock from the Company (such additional shares of Common Stock, the "Optional Shares"). The Firm Shares and the Optional Shares are referred to collectively as the "Shares."

    The Sellers, intending to be legally bound, hereby confirm their agreement with the Underwriters as follows:

    1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SIGNIFICANT SUBSIDIARIES. Each of the Company and South Carolina Insurance Company, Seibels, Bruce & Company and Catawba Insurance Company (the "Significant Subsidiaries"), jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

        (a) A registration statement on Form S-2 (File No. 333-24081) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the
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    execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives, or (ii) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (A) all financial statements, schedules and exhibits thereto, (B) all documents (or portions thereof) incorporated by reference therein, and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case, including all documents (or portions thereof) incorporated by reference therein. As used herein, any reference to any statement or information as being "made," "included," "contained," "disclosed" or "set forth" in any Preliminary Prospectus, a Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

        (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission or the securities authority of any state or other jurisdiction.

        (c) When any Preliminary Prospectus was filed with the Commission it contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (i) contained and will contain all statements required to be stated therein in accordance with, and all such statements, including, but not limited to, the unaudited interim consolidated financial statements included or incorporated by reference therein, complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (i) contained and will contain all statements required to

                                       2
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    be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. It is understood that the statements set forth in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto (W) in the last paragraph of the cover page of the Prospectus, (X) on the inside cover page with respect to stabilization and passive market making, and (Y) in the section entitled "Underwriters," regarding the Underwriters and the underwriting arrangements constitute the only written information furnished to the Company by or on behalf of any Underwriter through you specifically for use in the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

        (d) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries listed on Exhibit A hereto (each a "Subsidiary" and collectively, the "Subsidiaries") is a party or to which any of the properties of the Company or any Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

        (e) Each of the Company and the Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. Each of the Company and the Significant Subsidiaries has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. Each of the Company and the Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole.

        (f) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or any of the Subsidiaries has been issued or is owned or held in violation of any statutory (or to the knowledge of the Company, any other) preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or the Subsidiaries) has any statutory (or to the knowledge of the Company, any other) preemptive or other rights to subscribe for any of the Shares. None of the capital stock of the Company has been issued in violation of applicable federal or state securities laws.

        (g) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company or one of the Subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever. Other than the Subsidiaries and the equity securities held in the investment portfolios of the Company and the Subsidiaries (the composition of which is not materially different

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    than the disclosures in the Prospectus as of specific dates), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

        (h) Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any of the Subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any of the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any of the Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

        (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and the Subsidiaries, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any material change in the capital stock, long-term debt or short-term debt of the Company or any of the Subsidiaries, and (iv) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and the Subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

        (j) Except for the registration rights granted to the Avent Group, Powers Group (as such terms are defined in the Prospectus) and to the Selling Shareholders, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, with the exception of the Selling Shareholders, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Act. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such as have been satisfied or waived.

        (k) Neither the Company nor any of the Subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its articles of incorporation or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or to which any of their respective properties or assets are subject.

        (l) The Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as would not have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or any Subsidiary.

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        (m) The Company does not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

        (n) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation (including without limitation, any insurance regulatory proceeding) pending or, to the Company's knowledge, threatened in which the Company or any of the Subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any Subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole. Neither the Company nor any of the Subsidiaries is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole.

        (o) To the Company's knowledge, Arthur Andersen LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations of the Commission thereunder.

        (p) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and/or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and the Subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data set forth under the captions "Summary Consolidated Financial Data," "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein, and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The supporting notes and schedules included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole.

        (q) This Agreement has been duly authorized, executed and delivered by each of the Company and the Significant Subsidiaries, and, assuming due execution by the Representatives of the Underwriters, constitutes the valid and binding agreement of each of the Company and the Significant Subsidiaries, enforceable against the Company and the Significant Subsidiaries in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

        (r) The sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) (i) conflict with or violate any term or provision of the articles of incorporation or bylaws or other organizational documents of the Company or any Subsidiary,
    (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or to which any of their respective properties or assets is subject, (iii) conflict with or violate any provision of any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets or (iv) result in a breach, termination or lapse of the corporate power and authority of the Company or any Subsidiary to own or lease and operate their respective assets and properties and conduct their respective business as described in the Prospectus.

        (s) When the Shares to be sold by the Company hereunder have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the South Carolina Business Corporation Law of 1988, as amended.

        (t) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act.

        (u) Neither the Company nor any of its officers, directors or affiliates has (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

        (v) None of the Company, any of the Subsidiaries, nor, to the Company's knowledge, any director, officer, employee or other person associated with or acting on behalf of the Company or any Subsidiary has, directly or indirectly, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

        (w) The operations of the Company and the Subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any Subsidiary (the "Real Property") are in compliance in all material respects with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), and the Company and the Subsidiaries have not violated any Laws in a way which would have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole. Except as disclosed in the Prospectus, there is no pending or, to the Company's knowledge, threatened claim, litigation or any administrative agency proceeding, nor has the Company or any Subsidiary received any written or oral notice from any governmental entity or third party, that: (i) alleges a violation of any Laws by the Company or any Subsidiary or (ii) alleges the Company or any Subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 ET SEQ. or any state superfund law.

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        (x) Except for the two pending trademark applications submitted to the
    United States Patent and Trademark Office by the Company for the registration of the "SEIBELS BRUCE" mark and the "Clover Design" mark, neither the Company nor any Subsidiary owns or has the right to use patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") the loss of any of which would have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole; and, to the knowledge of the Company, neither the Company nor any Subsidiary has infringed or is infringing, and neither the Company nor any Subsidiary has received notice of infringement with respect to, asserted Intangibles of others.

        (y) Each of the Company and the Subsidiaries makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and each of the Subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accountability for assets of the Company and each of the Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (z) The Company and the Subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no material deficiency with respect to any such return has been assessed or proposed.

        (aa) Except for such plans that are expressly disclosed in the Prospectus, the Company and the Subsidiaries do not maintain, contribute to or have any material liability with respect to any employee benefit plan, profit sharing plan, employee pension benefit plan, employee welfare benefit plan, equity-based plan or deferred compensation plan or arrangement ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans are in compliance in all material respects with all applicable laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and have been operated and administered in all material respects in accordance with their terms. No Plan is a defined benefit plan or multi employer plan. The Company does not provide retiree life and/or retiree health benefits or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code or under a Plan which is intended to be "qualified" under Section 401(a) of the Code. No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA or Section 412 of the Code by any entity required to be aggregated with the Company or any of the Subsidiaries pursuant to Section 4001(b) of ERISA and/or Section 414(b) or (c) of the Code (and the regulations promulgated thereunder) with respect to any "employee pension benefit plan" which is not a Plan. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

        (bb) No material labor dispute exists with the Company's or any Subsidiary's employees, and, to the Company's knowledge, no such labor dispute is threatened.

        (cc) The Company and the Subsidiaries have received all material permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, "Permits") of governmental or

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    regulatory authorities (including, without limitation, state and/or other insurance regulatory authorities) as may be required of them to own their properties and conduct their businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; and the Company and the Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company and the Subsidiaries to conduct their businesses and no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of the Subsidiaries to the Company.

        (dd) The Company and each of the Subsidiaries has filed, or has had filed on its behalf, on a timely basis, all materials, reports, documents and information, including but not limited to annual reports and reports of examination with each applicable insurance regulatory authority, board or agency, which are required to be filed by it, except where the failure to have timely filed such materials, reports, documents and information would not have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole.

        (ee) Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, if the Company or any Subsidiary conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

    2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

        (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder, and assuming due execution by the Company and the Representatives of the Underwriters, constitutes the valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforcement of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

        (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and American Stock Transfer and Trust Company, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder and the Power of Attorney appointing a certain individual as such Selling Shareholder's attorney-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Custody Agreement and Power of Attorney") will not (with or without the giving of notice or the passage of time or both) (i) conflict with any term or provision of such Selling Shareholder's articles of incorporation or bylaws or other organizational documents, as amended (if such Selling Shareholder is a corporation), (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder is a party or to which its properties or assets is subject or (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

        (c) Such Selling Shareholder has, and on the First Time of Delivery (as hereinafter defined) will have, valid title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

        (d) The Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder.

        (e) Delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass title to such Shares free and clear of all liens, security interests, pledges, charges, equities and other encumbrances.

        (f) Such Selling Shareholder does not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares to be sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares under the Act, the Exchange Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

        (g) Such Selling Shareholder has not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

        (h) While none of the Selling Shareholders, in its individual or representative capacity, participated in the preparation of the Registration Statement or believes that any Selling Shareholder, in its individual or representative capacity, is an "affiliate" of the Company, as such term is defined in Rule 405 under the Act, to the knowledge of the Selling Shareholders, when the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, to the knowledge of the Selling Shareholders did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (i) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. It is understood that the statements set forth in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto (W) in the last paragraph of the cover page of the Prospectus, (X) on the inside cover page with respect to stabilization and passive market making and (Y) in the section entitled "Underwriting," regarding the Underwriters and the underwriting arrangements constitute the only written information furnished to the Company by or on behalf of any Underwriter through you specifically for use in the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

    3.  PURCHASE AND SALE OF SHARES.

        (a) Subject to the terms and conditions herein set forth, the Sellers, severally and not jointly, agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Sellers, at a purchase price of [ ] Dollars and [ ] cents ($[ ]) per share (the "Per Share Price"), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company as set forth in the first paragraph of this Agreement and by each of the Selling Shareholders as set forth in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Shares to be purchased by the several Underwriters hereunder.

        (b) The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part (but only once) up to 427,963 Optional Shares, at the Per Share Price, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless the Representatives otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event the Underwriters elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to the Representatives the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 9 hereof at each Subsequent Time of Delivery (as hereinafter defined).

        (c) In making this Agreement, each Underwriter is contracting severally, and not jointly, and except as provided in Sections 3(b) and 11 hereof, the agreement of each Underwriter is to purchase only that number of shares specified with respect to that Underwriter in Schedule I hereto. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the option with respect to such Shares granted pursuant to Section 3(b) hereof.

    4. OFFERING BY THE UNDERWRITERS. Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus (the "Offering").

    5.  DELIVERY OF SHARES; CLOSING.

        (a) Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representatives may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Sellers, to the Representatives for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as each Seller shall designate in writing. The closing of the sale and purchase of the Shares shall be held at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 North Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., New York, New York time, on the third (3rd) full business day after this Agreement is executed or at such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the

    Optional Shares, at 10:00 a.m., New York, New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Sellers will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 North Water Street, New York, New York 10041 or at such other location specified by you in writing at least 48 hours prior to such Time of Delivery.

        (b) The Sellers shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Underwriters for all the Firm Shares agreed to be purchased by them hereunder. The Sellers shall not be obligated to sell or deliver the Shares unless the Registration Statement shall have become effective and no stop order shall have been issued or proceedings instituted, pending or contemplated, as set forth in Section 9(a) below.

    6. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

        (a) The Company will use its best efforts to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective. If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) within the time period required under Rule 424(b) under the Act. The Company will advise you promptly of any such filing pursuant to Rule 424(b). The Company will file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

        (b) The Company will not file with the Commission the prospectus or the amendment referred to in Section 1(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

        (c) The Company will advise the Representatives promptly after receiving notice or obtaining knowledge of (i) when any post-effective amendment to the Registration Statement is filed with the Commission, (ii) the receipt of any comments from the Commission concerning the Registration Statement,
    (iii) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (v) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, (vi) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the withdrawal thereof as promptly as possible.

        (d) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify the Representatives and upon their request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Representatives may from time to time reasonably request.

        (e) The Company promptly from time to time will take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

        (f) The Company will promptly provide the Representatives, without charge, (i) three manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits and all documents or information incorporated by reference therein, (ii) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits but including all documents or information incorporated by reference therein and (iii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

        (g) As soon as practicable, but in any event not later than forty-five
    (45) days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

        (h) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, and will cause its officers and directors not to, without the prior written consent of Advest, Inc., as representative of the Underwriters, directly or indirectly (i) offer, sell, contract to sell or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of shares of Common Stock whether any such swap or other agreement is to be settled by delivery of shares of Common Stock, other securities, cash or otherwise; except for (A) the sale of the Shares hereunder; (B) the issuance of 220,000 shares of convertible nonvoting special (preferred) stock in connection with the Company's proposed acquisition of The Innovative Company as disclosed in the Prospectus;(C) the issuance of Common Stock upon the exercise of stock options or warrants or the conversion of convertible securities outstanding on the date of this Agreement to the extent that such stock options, warrants and convertible securities are disclosed in the Prospectus; or (D) the grant to employees of stock options to purchase Common Stock which are not exercisable within such 180 days.

        (i) During the period of three years after the effective date of the Registration Statement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, without charge, (i) copies of all reports or other communications (financial or other) furnished to shareholders and (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NASD or any national securities exchange.

        (j) Prior to the termination of the underwriting syndicate contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

        (k) In case of any event, at any time within the period during which a prospectus is required to be delivered under the Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendment(s), supplement(s) or document(s) as the Representatives may reasonably request. For purposes of this subsection, the Company will provide such information to the Representatives, the Underwriters' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request.

        (l) The Company will use its best efforts to maintain the qualification or listing of the shares of Common Stock (including, without limitation, the Shares) on The Nasdaq Stock Market.

    7. COVENANTS OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders covenants and agrees with each of the Underwriters that:

        (a) Such Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective.

        (b) Such Selling Shareholder will pay all Federal and other taxes, if any on the transfer or sale of such Shares that are sold by the Selling Shareholder.

        (c) Such Selling Shareholder will do or perform all things reasonably required to be done or performed by the Selling Shareholder prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

        (d) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of Advest, Inc., as representative of the Underwriters, directly or indirectly (1) offer, sell, contract to sell or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of shares of Common Stock whether any such swap or other agreement is to be settled by delivery of shares of Common Stock, other securities, cash or otherwise.

        (e) Such Selling Shareholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of Common Stock to facilitate the sale or resale of the Shares.

        (f) Such Selling Shareholder will advise you promptly upon becoming aware, and if requested by you, will confirm such advice in writing, of any change which may come to the attention of such Selling Shareholder with respect to the Company's financial position, results of operation or business, or of the happening of any event, as a result of which the Registration Statement or the Prospectus would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to amend the Registration Statement or the Prospectus in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary to make the statements therein not misleading or of the necessity to amend the Prospectus to comply with the Act or any other law.

    8.  EXPENSES.

        (a) The Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 12 hereof, including, without limitation, all costs and expenses incident to (i) the printing of and mailing expenses associated with the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, this Agreement, the Agreement among Underwriters, the Underwriters' Questionnaire submitted to each of the Underwriters by the Representatives in connection herewith, the power of attorney executed by each of the Underwriters in favor of Advest, Inc. in connection herewith, the Dealer Agreement and related documents (collectively, the "Underwriting Documents") and the preliminary Blue Sky memorandum relating to the offering prepared by LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel to the Underwriters (collectively with any supplement thereto, the "Preliminary Blue Sky Memorandum"); (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all expenses incurred in connection with the preparation and, if applicable, all expenses incurred in connection with the filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, the Underwriting Documents and the Preliminary Blue Sky Memorandum;
    (iii) the delivery of copies of the foregoing documents to the Underwriters;
    (iv) the filing fees of the Commission and the NASD relating to the Shares;
    (v) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (vi) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters (and local counsel therefor) relating thereto; (vii) any listing of the Shares on The Nasdaq Stock Market; (viii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares; and (ix) all other costs and expenses reasonably incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 8. [Except as provided in this Section 8(a) and Section 12(a) hereof, the Underwriters will pay all of their out-of-pocket expenses and costs, including fees of their counsel, incurred in connection with the offering and sale of the Shares.]

        (b) Each Selling Shareholder, severally and not jointly, agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder.

    9. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy, in all material respects, of the representations and warranties of each of the Company, the Significant Subsidiaries and the Selling Shareholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy, in all material respects, of the statements of the Company's officers made pursuant to the provisions hereof, to the performance, in all material respects, by the Company of its covenants and agreements hereunder, and to the following additional conditions precedent:

        (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m., Hartford, Connecticut time, on the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 6(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

        (b) The Representatives shall have received a copy of an executed lock-up agreement from the Company and each of the Company's officers and directors and certain shareholders of Common Stock.

        (c) You shall have received an opinion, dated such Time of Delivery, of Matt P. McClure, Legal Counsel of the Company, in form and substance satisfactory to you and your counsel, to the effect that:

           (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole.

           (ii) Each of South Carolina Insurance Company, Seibels, Bruce & Company, Catawba Insurance Company, Consolidated American Insurance Company, Seibels Bruce Specialty, Inc., Seibels Bruce Service Corporation, Investors National Life Insurance Company of South Carolina and Policy Finance Company (each, a "South Carolina Subsidiary" and collectively, the "South Carolina Subsidiaries") is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole.

           (iii) The Company has authorized 12,500,000 shares of Common Stock, $1.00 par value per share. All of the issued shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus.

           (iv) All of the issued shares of capital stock of each of the South Carolina Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

           (v) To such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole, nor is the Company or any of the Subsidiaries required to take any action in order to avoid any such violation or default.

           (vi) To such counsel's knowledge, the Company and the Subsidiaries have received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, "permits") of governmental or regulatory authorities (including, without limitation, state and/or other insurance regulatory authorities) as may be required of them to own their properties and to conduct their businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; to such counsel's knowledge, the Company and the Subsidiaries have fulfilled and performed all of their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permits, subject in each case to such qualifications as may be set forth in the Prospectus; and other than as described in the Prospectus, such permits contain no restrictions that materially affect the ability of the Company and the Subsidiaries to conduct their businesses.

        (d) You shall have received an opinion, dated such Time of Delivery, of King & Spalding, counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of South Carolina and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the states listed on Exhibit B hereto.

           (ii) Each of the South Carolina Subsidiaries is validly existing as a corporation in good standing under the laws of the State of South Carolina and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Each South Carolina Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the states listed on Exhibit B hereto.

           (iii) The Company has authorized 12,500,000 shares of Common Stock, $1,00 par value, per share. None of the issued shares of Common Stock of the Company or capital stock of any of the South Carolina Subsidiaries has been issued or is owned or held in violation of any preemptive or similar rights arising out of statute, and, to such counsel's knowledge, no person or entity (including any holder of outstanding shares of Common Stock of the Company or capital stock of the South Carolina Subsidiaries) has any statutory preemptive or other rights to subscribe for any of the Shares.

           (iv) To such counsel's knowledge, all the issued shares of Common Stock are owned by the Company or the Subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting agreements, proxies, voting trusts, defects, equities or claims of any nature whatsoever (collectively, "Encumbrances"). To such counsel's knowledge, other than the Subsidiaries and the equity securities held in the investment portfolios of the Company and the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

           (v) Except as disclosed in the Prospectus, there are, to such counsel's knowledge, no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any of the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any of the Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

           (vi) When the Shares to be sold by the Company have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be duly authorized, validly issued and fully paid and nonassessable, the holders thereof will not be subject to personal liability solely by reason of being such holders and the Shares will conform to the description of the Common Stock contained in the Prospectus; the form of certificate evidencing the Shares that is included as Exhibit 4.1 to the Registration Statement complies with all applicable requirements of South Carolina law; and the Shares have been authorized for trading on The Nasdaq Stock Market.

           (vii) To such counsel's knowledge, except with regard to the Avent Group, the Powers Group and the Selling Shareholders, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, with the exception of the Selling Shareholders and except for such rights that have been waived, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement or requiring the registration of any securities being registered pursuant to any other registration statement filed by the Company under the Act.

           (viii) To such counsel's knowledge, neither the Company nor any of the South Carolina Subsidiaries is, or with the giving of notice or passage of time or both, would be, in violation of its articles of incorporation or bylaws, in each case as amended to date, or, in default in any material respect under any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any of the South Carolina Subsidiaries is a party or to which any of their respective properties or assets is subject.

           (ix) The sale of the Shares being sold at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any provision of the articles of incorporation or bylaws of the Company or any of the South Carolina Subsidiaries, in each case as amended to date, or to such counsel's knowledge and subject to applicable qualifications, any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any of the Subsidiaries is a party or to which any of their respective properties or assets is subject, or, conflict with or violate any order, judgment or decree known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets.

           (x) To such counsel's knowledge, no consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in effect, and except the registration of the Shares under the Act and such as may be required by the NASD or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

           (xi) To such counsel's knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened, in which the Company or any of the Subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries taken as a whole.

           (xii) The statements in the Prospectus under "Business--Regulation," "Business--Legal Proceedings," "Description of Capital Stock" and "Shares Eligible for Future Sale" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations, or legal conclusions, are correct in all material respects.

           (xiii) This Agreement has been duly authorized, executed and delivered by each of the Company and the Significant Subsidiaries and, assuming due execution by the Representatives of the Underwriters and assuming further that New York law with respect to the matters in this Agreement is the same as South Carolina law with respect to such matters, constitutes the valid and binding agreement of each of the Company and the Significant Subsidiaries, enforceable against each of the Company and the Significant Subsidiaries, in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

           (xiv) Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act.

           (xv) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements, the notes and schedules thereto and other financial and statistical data included therein, to which such counsel need express no opinion), as of their respective effective or issue dates, appeared on their faces to be appropriately responsive in all material respects to the requirements of the Act and the respective rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

           (xvi) Such counsel has been advised by the Division of Corporation Finance of the Commission that the Registration Statement has become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to such counsel's knowledge, (A) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, (B) no proceedings for that purpose have been instituted or, to such counsel's knowledge, threatened by the Commission.

    Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of and counsel to the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement or the Prospectus, nothing has come to such counsel's attention to lead them to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial and statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

    In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of officers of the Company, public officials and letters from officials of the NASD and such counsel may rely as to matters governed by the laws of South Carolina on the opinion of Sinkler & Boyd, P.A., special South Carolina counsel to the Company. Copies of such certificates of officers of the Company and other opinions shall be addressed and furnished to the Underwriters and furnished to counsel for the Underwriters.

        (e) You shall have received an opinion, dated such Time of Delivery, of Sinkler & Boyd, P.A., special South Carolina counsel to the Company, in form and substance satisfactory to you and your counsel, to the effect that:

           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of South Carolina and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder.

           (ii) Each of the South Carolina Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of South Carolina and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus.

           (iii) The Company has authorized 12,500,000 shares of Common Stock, $1.00 par value per share. All of the issued shares of Common Stock of the Company conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of Common Stock of the Company or capital stock of any of the South Carolina Subsidiaries has been issued or is owned or held in violation of any preemptive or similar rights arising out of statute, and, to such counsel' knowledge, no person or entity (including any holder of outstanding shares of Common Stock of the Company or capital stock of the South Carolina Subsidiaries) has any statutory preemptive or other rights to subscribe for any of the Shares.

           (iv) All of the issued shares of Common Stock of each of the South Carolina Subsidiaries, to such counsel's knowledge, are owned by the Company or the Subsidiaries, free and clear of all Encumbrances.

           (v) Except as disclosed in the Prospectus, there are, to such counsel's knowledge, no outstanding (A) securities or obligations of the Company or any of the South Carolina Subsidiaries convertible into or exchangeable for any capital stock of the Company or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any of the South Carolina Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any of the South Carolina

       Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

           (vi) When the Shares to be sold by the Company have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be duly authorized, validly issued and fully paid and nonassessable, the holders thereof will not be subject to personal liability solely by reason of being such holders and the Shares will conform to the description of the Common Stock contained in the Prospectus; the form of certificate evidencing the Shares that is included as Exhibit 4.1 to the Registration Statement complies with all applicable requirements of South Carolina law.

           (vii) The sale of the Shares being sold at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any provision of the articles of incorporation or bylaws of the Company or any of the South Carolina Subsidiaries, in each case as amended to date, or, subject to applicable qualifications, any existing law, statute, rule or regulation in effect in the State of South Carolina.

           (viii) To such counsel's knowledge, neither the Company nor any of the South Carolina Subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its articles of incorporation or bylaws, in each case as amended to date, or in default in any material respect under any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any of the South Carolina Subsidiaries is a party or to which any of their respective properties or assets is subject.

           (ix) To such counsel's knowledge, no consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in effect, and except the registration of the Shares under the Act and such as may be required by the NASD or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

           (x) The statements in the Prospectus under "Business--Regulation," "Business--Legal Proceedings," "Description of Capital Stock" and "Shares Eligible for Future Sale" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations, or legal conclusions, are correct in all material respects.

           (xi) This Agreement has been duly authorized, executed and delivered by each of the Company and the Significant Subsidiaries and, assuming due execution by the Representatives of the Underwriters and assuming further that New York law with respect to the matters in this Agreement is the same as South Carolina law with respect to such matters, constitutes the valid and binding agreement of each of the Company and the Significant Subsidiaries, enforceable against each of the Company and the Significant Subsidiaries in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

    The opinion of Sinkler & Boyd, P.A. shall additionally state that Matt P. McClure, LeBoeuf, Lamb, Greene & MacRae, L.L.P. and King & Spalding may rely on such opinion as to matters of South Carolina laws, for purposes of their respective opinions rendered pursuant to paragraphs (d) and (g) hereunder.

        (f) You shall have received from Venable, Baetjer, Howard & Civiletti, LLP, counsel for the Selling Shareholders, in form and substance satisfactory to you and your counsel, to the effect set forth herein below. In giving such opinion, such counsel may rely, as to all matters governed by laws of jurisdictions other than the District of Columbia and the Federal law of the United States upon the opinions of Bruce Campbell & Co., Cayman Islands counsel and [ ], Saudi Arabian counsel. Such counsel may also state that, in so far as such opinion involves factual matters, such counsel has relied to the extent deemed proper, upon certificates of the Selling Shareholders and of public officials.

           (i) This Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders.

           (ii) The execution and delivery by each Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney of each such Selling Shareholder will not conflict or violate any provision of the articles of incorporation or bylaws or other organizational documents of such Selling Shareholder (if such Selling Shareholder is a corporation), or, to such counsel's knowledge, any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or, conflict with or violate any judgment, order or decree known to such counsel, of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or blue sky laws of the various states in connection with offer and sale of the Firm Shares.

           (iii) Each of the Selling Shareholders has valid title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

           (iv) The Custody Agreement and the Power of Attorney of each Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder.

           (v) Delivery of the Shares to be sold by each Selling Shareholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

           (vi) Although such counsel has not participated in the preparation of the Registration Statement and the Prospectus or in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, or representatives of and counsel to the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement or Prospectus, such counsel (A) has no reason to believe that (other than the financial statements, the notes and schedules thereto and other financial and statistical data included therein as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) has no reason to believe that (other than the financial statements, notes and schedules thereto and other financial and statistical data included therein as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (g) LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Such opinion or opinions may be rendered in reliance upon the appropriate opinion of Sinkler & Boyd, P.A. as to matters governed by South Carolina law.

        (h) The Representatives shall have received, on each of the date hereof and the Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from Arthur Andersen LLP, independent public accountants, a letter or letters, as the case may be, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus; provided that the letter or letters, as the case may be, delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

        (i) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of the Subsidiaries shall have sustained any change, or any development involving a prospective change (including, without limitation, a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and the Subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your sole judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

        (j) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, and/or the American Stock Exchange or any setting of minimum prices for trading on such exchange, or in the Common Stock of the Company by the Commission or the Nasdaq Stock Market (except for suspensions or limitations that last only a portion of one business day); (ii) a moratorium on commercial banking activities in New York, South Carolina or Connecticut declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your sole judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

        (k) The Company shall have furnished to you at such Time of Delivery certificates of the chief executive and chief financial officers of the Company satisfactory to you, as to the accuracy in all material respects of the respective representations and warranties of the Company herein at and as of such Time of Delivery with the same effect as if made at such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates of such officers as to such matters as you may reasonably request.

        (l) The representations and warranties of each of the Company and the Significant Subsidiaries in this Agreement and in the certificates delivered by the Company pursuant to this Agreement shall be true and correct in all material respects when made and on and as of each Time of Delivery as if made at such time, and each of the Company and the Significant Subsidiaries shall have performed, in all material respects, all covenants and agreements and satisfied, in all material respects, all conditions contained in this Agreement required to be performed or satisfied by each of the Company and the Significant Subsidiaries at or before such Time of Delivery.

        (m) The representations and warranties of the Selling Shareholders in this Agreement shall be true and correct in all material respects when made and on and as of each Time of Delivery as if made at such time.

        (n) The Shares shall continue to be listed on the Nasdaq Stock Market.

    10.  INDEMNIFICATION AND CONTRIBUTION.

        (a) Each of the Company, the Significant Subsidiaries and the Selling Shareholders, jointly and severally, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company or the Significant Subsidiaries in Section 1 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A)the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission of or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application of a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that none of the Company, the Significant Subsidiaries or any Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (which information is solely as set forth in Section 1(c) hereof). The liability of each Selling Shareholder under this Section 10(a) shall not exceed an amount equal to the aggregate number of Shares sold by such Selling Shareholder hereunder multiplied by the purchase price per share set forth in Section 3 hereof. None of the Company, the Significant Subsidiaries or any Selling Shareholder will, without the prior written consent of the Representatives of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not any Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

        (b) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company, the Significant Subsidiaries and the Selling Shareholders against any losses, claims, damages or liabilities to which the Company, the Significant Subsidiaries and the Selling Shareholders may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any

    Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company, the Significant Subsidiaries or the Selling Shareholders by such Underwriter through you expressly for use therein (which information is solely as set forth in Section 1(c) hereof); and will reimburse the Company, the Significant Subsidiaries and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company, the Significant Subsidiaries and the Selling Shareholders in connection with investigating or defending any such loss, claim, damage, liability or action.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel in writing that there are one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel (which shall be limited to a single law firm, not including local counsel) to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Nothing in this
    Section 10(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

        (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) The obligations of the Company and the Selling Shareholders under this Section 10 shall be in addition to any liability which the Company or the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, and to each officer, director and employee of the Underwriters and to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, trustee and director of the Company and to each person, if any, who controls the Company or the Selling Shareholders or within the meaning of the Act or the Exchange Act.

    11.  DEFAULT OF UNDERWRITERS.

        (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein within thirty-six (36) hours after such default by any Underwriter. In the event that, within the respective prescribed period, you notify the Company that you have so arranged for the purchase of such Shares, you shall have the right to postpone a Time of Delivery for a period of not more than seven
    (7) days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

        (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you as provided in subsection(a) above, if any, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling

    Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

    12.  TERMINATION.

        (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 9 hereof has not been satisfied, or (ii) the Company or Selling Shareholders shall have failed, refused or been unable to deliver such party's respective Shares or the Company or Selling Shareholders shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 12(a), the Sellers will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

        (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you as provided in
    Section 11(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section8 hereof and the indemnity and contribution agreements in Section10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    13. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Significant Subsidiaries, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 10(e) or the Company, or any officer, trustee or director or controlling person of the Company referred to in Section 10(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

    14. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of Advest, Inc., 90 State House Square, Hartford, CT 06103, Attention: David Minot (with a copy to LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, NY 10019-5389, Attention: Lars Bang-Jensen, Esquire); if to the Company shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to The Seibels Bruce Group, Inc., 1501 Lady Street, Columbia, SC 29201, Attention: Matt P. McClure, Esquire (with a copy to King & Spalding, 191 Peachtree Street, Atlanta, GA 30303, Attention: Alan J. Prince, Esquire); if to the Selling Shareholders, shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to Venable, Baetjer, Howard & Civiletti, LLP, Suite 1000, 1201 New York Avenue N.W., Washington, D.C. 20005, Attention: David J. Levenson.

    15. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and to the extent provided in Sections 10 and 12 hereof, the officers, trustees, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any provisions regarding conflicts of laws.

    17. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by Advest, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement among Underwriters, a copy of which shall be submitted to the Company and the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                               Very truly yours,

                                               THE SEIBELS BRUCE GROUP, INC.

                                               By:
                                                  ------------------------------------------
                                                  Name: Ernst N. Csiszar
                                                  Title: President and Chief
                                                       Executive Officer

                                               SOUTH CAROLINA INSURANCE COMPANY

                                               By:
                                                  ------------------------------------------
                                                  Name: Ernst N. Csiszar
                                                  Title: President and Chief
                                                       Operating Officer

                                               SEIBELS, BRUCE & COMPANY

                                               By:
                                                  ------------------------------------------
                                                  Name: Ernst N. Csiszar
                                                  Title: President and Chief
                                                       Operating Office

                                               CATAWBA INSURANCE COMPANY

                                               By:
                                                  ------------------------------------------
                                                  Name: Ernst N. Csiszar
                                                  Title: President and Chief
                                                       Operating Officer

                                               The Selling Shareholders named in Schedule II
                                               hereto, acting severally

                                               By:
                                                  ------------------------------------------
                                                  Attorney-in-Fact

The foregoing Agreement is hereby confirmed and accepted as of the date first written above at Hartford, Connecticut.

ADVEST, INC.
SCOTT & STRINGFELLOW, INC.

By: ADVEST, INC.

By:
  -------------------------------------------
  Name: Philip M. Skidmore
  Title: Group Vice President

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                 NUMBER OF
                                                                                  OPTIONAL
                                                                                SHARES TO BE
                                                              TOTAL NUMBER      PURCHASED IF
                                                             OF FIRM SHARES    MAXIMUM OPTION
UNDERWRITER                                                  TO BE PURCHASED     EXERCISED
-----------------------------------------------------------  ---------------  ----------------
Advest, Inc.
Scott & Stringfellow, Inc.

                                  SCHEDULE II

                                                                      NUMBER OF SHARES TO BE
SELLING SHAREHOLDER                                                            SOLD
------------------------------------------------------------------  --------------------------
Saad. A. Alissa
General Investors Ltd.
Abdullatif Ali Alissa Est.
Financial Investors Ltd.

                                   EXHIBIT A

                                  SUBSIDIARIES

South Carolina Insurance Company

Seibels, Bruce & Company

Catawba Insurance Company

Kentucky Insurance Company

Consolidated American Insurance Company

Seibels Bruce Specialty, Inc.

Seibels Bruce Service Corporation

Agency Specialty of Kentucky, Inc.

Investors National Life Insurance Company of South Carolina

Policy Finance Company

[FLT Plus, Inc.]

                                   EXHIBIT B

                          STATES IN WHICH THE COMPANY
                       AND EACH SOUTH CAROLINA SUBSIDIARY
                       IS QUALIFIED TO TRANSACT BUSINESS